UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010 (May 7, 2010)

Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive officer)	(Zip Code)

Registrant's telephone number, including area code     (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On May 7, 2010, Mediware Information Systems, Inc. (“Mediware”) entered into Employment Agreements with each of Thomas K. Mann, Mediware’s Chief Executive Officer and President (the “Mann Employment Agreement”), John M. Damgaard, Mediware’s Senior Vice President and Chief Operating Officer (the “Damgaard Employment Agreement”), and Robert C. Weber,  Mediware’s Senior Vice President, General Counsel, Chief Legal Officer and Secretary (the “Weber Employment Agreement”).  The Mann Employment Agreement, the Damgaard Employment Agreement and the Weber Employment Agreement are each described in more detail below.

Employment Agreement with Thomas K. Mann

Mediware and Mr. Mann are currently party to an employment agreement with an initial term that expires on June 30, 2010.  The Mann Employment Agreement provides the terms and conditions of Mr. Mann’s employment with Mediware commencing July 1, 2010.  The Mann Employment Agreement has an initial term expiring June 30, 2013 and renews for successive one-year periods thereafter.  The Mann Employment Agreement provides for an annual base salary of $396,000 (subject to annual review) and an annual bonus of up to 65% of Mr. Mann’s base salary.  Ten percent of any annual bonus will be paid in Mediware common stock and 90% of any annual bonus will be paid in cash.

Mr. Mann is entitled under the Mann Employment Agreement to participate in or receive additional benefits.  He is entitled to participate in any plans and programs made available to the executive employees of Mediware generally.

Under the Mann Employment Agreement, on July 1, 2010, Mr. Mann will be granted 100,000 non-qualified stock options under Mediware’s 2003 Equity Incentive Plan, with an exercise price equal to fair market value on the date of grant, which will vest in equal installments on the first four anniversaries of July 1, 2010, or immediately upon an acquisition of Mediware.

Under the Mann Employment Agreement, on July 1, 2010, Mr. Mann will be granted 150,000 restricted shares of Mediware’s common stock under Mediware’s 2003 Equity Incentive Plan.  These restricted shares are divided into three tranches of 50,000 shares each.  Vesting of each tranche will be conditioned on the satisfaction of performance conditions for the fiscal years ended June 30, 2011 through 2013, respectively.  For each fiscal year, the vesting of 37,500 of the restricted shares in the applicable tranche will be subject to the satisfaction of performance metrics set by the compensation committee of the Board of Directors (the “Compensation Committee”) before the beginning of that fiscal year.  If these performance metrics are satisfied, the 37,500 shares in the applicable tranche will vest upon the filing of Mediware’s Annual Report on Form 10-K for that fiscal year.  The remaining 12,500 shares in the applicable tranche will vest if the average closing price of Mediware’s common stock in the fourth quarter of that fiscal year is at least 10% greater than the average closing price of Mediware’s common stock in the fourth quarter of the previous fiscal year.  All unvested restricted shares will be forfeited upon the termination of employment or if the applicable performance conditions are not satisfied.  Any unvested, but not forfeited, restricted shares shall terminate upon the acquisition of Mediware, and Mr. Mann shall be paid cash for each share equivalent to two times the difference between the price per share of Mediware’s stock paid by the acquirer and the fair market value of Mediware’s common stock on the date of the grant.

In addition to termination for good reason, disability, death or cause, the Mann Employment Agreement may be terminated without cause by Mediware at any time without notice and by Mr. Mann at any time upon 90 days prior written notice.

Under the Mann Employment Agreement, if Mediware terminates Mr. Mann’s employment without cause or if Mr. Mann terminates his employment for good reason, Mediware must continue to pay an aggregate amount equal to his annual base salary and to provide certain health insurance coverage for twelve months after termination or, if earlier, until his employment by another employer.  If a third party terminates Mr. Mann due to the acquisition of Mediware, Mr. Mann will be paid an aggregate amount equal to twelve months salary and will receive certain health insurance coverage.

Mr. Mann has also agreed in the Mann Employment Agreement to a twelve month post-termination covenant not-to-compete, as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of Mediware.

The foregoing description of the Mann Employment Agreement is qualified in its entirety by reference to the provisions of the Mann Employment Agreement attached to this report as Exhibit 10.1.

Employment Agreement with John M. Damgaard

Mediware and Mr. Damgaard are currently party to an employment agreement dated August 2, 2007 (the “Previous Damgaard Employment Agreement”).  Under the Damgaard Employment Agreement, if Mr. Damgaard remains employed by Mediware until June 1, 2010, the Previous Damgaard Employment Agreement will be terminated as of that date.  The Damgaard Employment Agreement provides the terms and conditions of his employment with Mediware commencing June 1, 2010.  The Damgaard Employment Agreement has an initial term expiring May 31, 2013 and renews for successive one-year periods thereafter.  The Damgaard Employment Agreement provides for an annual base salary of $240,750 (subject to annual review) and an annual bonus of up to 50% of Mr. Damgaard’s base salary.  Ten percent of any annual bonus will be paid in Mediware common stock and 90% of any annual bonus will be paid in cash.

Mr. Damgaard is entitled under the Damgaard Employment Agreement to participate in or receive additional benefits.  He is entitled to participate in any plans and programs made available to the executive employees of Mediware generally.

Under the Damgaard Employment Agreement, on June 1, 2010, Mr. Damgaard will be granted 25,000 non-qualified stock options under Mediware’s 2003 Equity Incentive Plan, with an exercise price equal to fair market value on the date of grant, which will vest in equal installments on the first four anniversaries of June 1, 2010, or immediately upon an acquisition of Mediware.

Under the Damgaard Employment Agreement, on June 1, 2010, Mr. Damgaard will be granted 45,000 restricted shares of Mediware’s common stock under Mediware’s 2003 Equity Incentive Plan.  These restricted shares are divided into three tranches of 15,000 shares each. These restricted shares are divided into three tranches of 50,000 shares each.  Vesting of each tranche will be conditioned on the satisfaction of performance conditions for the fiscal years ended June 30, 2011 through 2013, respectively.  For each fiscal year, the vesting of 11,250 of the restricted shares in the applicable tranche will be subject to the satisfaction of performance metrics set by the Compensation Committee before the beginning of that fiscal year.  If these performance metrics are satisfied, the 11,250 shares in the applicable tranche will vest upon the filing of Mediware’s Annual Report on Form 10-K for that fiscal year.  The remaining 3,750 shares in the applicable tranche will vest if the average closing price of Mediware’s common stock in the fourth quarter of that fiscal year is at least 10% greater than the average closing price of Mediware’s common stock in the fourth quarter of the previous fiscal year. All unvested restricted shares will be forfeited upon the termination of employment or if the applicable performance conditions are not satisfied.  Any unvested, but not forfeited, restricted shares shall terminate upon the acquisition of Mediware, and Mr. Damgaard shall be paid cash for each share equivalent to two times the difference between the price per share of Mediware’s stock paid by the acquirer and the fair market value of Mediware’s common stock on the date of the grant.

In addition to termination for disability, death or cause, the Damgaard Employment Agreement may be terminated without cause by Mediware at any time without notice and by Mr. Damgaard at any time upon 30 days prior written notice.

Under the Damgaard Employment Agreement, if Mediware terminates Mr. Damgaard’s employment without cause, Mediware must continue to pay an aggregate amount equal to his annual base salary and to provide certain health insurance coverage for six months after termination or, if earlier, until his employment by another employer.  If a third party terminates Mr. Damgaard due to the acquisition of Mediware, Mr. Damgaard will be paid an aggregate amount equal to six months salary and will receive certain health insurance coverage.

Mr. Damgaard has also agreed in the Damgaard Employment Agreement to a twelve month post-termination covenant not-to-compete, as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of Mediware.

The foregoing description of the Damgaard Employment Agreement is qualified in its entirety by reference to the provisions of the Damgaard Employment Agreement attached to this report as Exhibit 10.2.

Employment Agreement with Robert C. Weber

Mediware and Mr. Weber are currently party to an employment agreement with an initial term that expires on May 20, 2010 (the “Previous Weber Employment Agreement”).  Under the Weber Employment Agreement, the Previous Weber Employment Agreement is terminated as of May 1, 2010.  The Weber Employment Agreement provides the terms and conditions of his employment with Mediware commencing May 1, 2010.  The Weber Employment Agreement has an initial term expiring April 30, 2013 and renews for successive one-year periods thereafter.  The Weber Employment Agreement provides for an annual base salary of $235,200 (subject to annual review) and an annual bonus of up to 50% of Mr. Weber’s base salary.  Ten percent of any annual bonus will be paid in Mediware common stock and 90% of any annual bonus will be paid in cash.

Mr. Weber is entitled under the Weber Employment Agreement to participate in or receive additional benefits.  He is entitled to participate in any plans and programs made available to the executive employees of Mediware generally.

In connection with the Weber Employment Agreement, Mr. Weber was granted 30,000 non-qualified stock options under Mediware’s 2003 Equity Incentive Plan, with an exercise price equal to fair market value on May 1, 2010, which will vest in equal installments on the first four anniversaries of May 1, 2010, or immediately upon an acquisition of Mediware.

In connection with the Weber Employment Agreement, Mr. Weber was granted 30,000 restricted shares of Mediware’s common stock under Mediware’s 2003 Equity Incentive Plan.  These restricted shares are divided into three tranches of 10,000 shares each.  These restricted shares are divided into three tranches of 50,000 shares each.  Vesting of each tranche will be conditioned on the satisfaction of performance conditions for the fiscal years ended June 30, 2011 through 2013, respectively.  For each fiscal year, the vesting of 7,500 of the restricted shares in the applicable tranche will be subject to the satisfaction of performance metrics set by the Compensation Committee before the beginning of that fiscal year.  If these performance metrics are satisfied, the 7,500 shares in the applicable tranche will vest upon the filing of Mediware’s Annual Report on Form 10-K for that fiscal year.  The remaining 2,500 shares in the applicable tranche will vest if the average closing price of Mediware’s common stock in the fourth quarter of that fiscal year is at least 10% greater than the average closing price of Mediware’s common stock in the fourth quarter of the previous fiscal year.  All unvested restricted shares will be forfeited upon the termination of employment or if the applicable performance conditions are not satisfied.  Any unvested, but not forfeited, restricted shares shall terminate upon the acquisition of Mediware, and Mr. Weber shall be paid cash for each share equivalent to two times the difference between the price per share of Mediware’s stock paid by the acquirer and the fair market value of Mediware’s common stock on the date of the grant.

In addition to termination for disability, death or cause, the Weber Employment Agreement may be terminated without cause by Mediware at any time without notice and by Mr. Weber at any time upon 30 days prior written notice.

Under the Weber Employment Agreement, if Mediware terminates Mr. Weber’s employment without cause, Mediware must continue to pay an aggregate amount equal to his annual base salary and to provide certain health insurance coverage for six months after termination or, if earlier, until his employment by another employer.  If a third party terminates Mr. Weber due to the acquisition of Mediware, Mr. Weber will be paid an aggregate amount equal to six months salary and will receive certain health insurance coverage.

Mr. Weber has also agreed in the Weber Employment Agreement to a twelve month post-termination covenant not-to-compete, as well as other customary covenants concerning non-solicitation and non-disclosure of confidential information of Mediware.

The foregoing description of the Weber Employment Agreement is qualified in its entirety by reference to the provisions of the Weber Employment Agreement attached to this report as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit 10.1	Employment Agreement, dated as of May 7, 2010, between Mediware Information Systems, Inc. and Thomas K. Mann.

Exhibit 10.2	Employment Agreement, dated as of May 7, 2010, between Mediware Information Systems, Inc. and John M. Damgaard.

Exhibit 10.3	Employment Agreement, dated as of May 7, 2010, between Mediware Information Systems, Inc. and Robert C. Weber.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC

Date: May 13, 2010	By:	/s/ T. Kelly Mann
T. Kelly Mann
Chief Executive Officer